UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

2340 Collins Avenue, Suite 700 Miami Beach, FL	33139
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (305) 695-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2026, Starwood Property Trust, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: (i) elected the ten (10) persons listed below as directors of the Company, each to serve until the Company’s 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement; and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2026. Set forth below are the voting results for each of the proposals voted upon by the Company’s shareholders at the Annual Meeting:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non- Votes
Richard D. Bronson	177,492,244	5,449,304	101,544,343
Jeffrey G. Dishner	179,715,779	3,225,769	101,544,343
Camille J. Douglas	171,765,487	11,176,061	101,544,343
Deborah L. Harmon	179,833,488	3,108,060	101,544,343
Solomon J. Kumin	178,944,776	3,996,772	101,544,343
Fred Perpall	180,773,118	2,168,430	101,544,343
Jonathan L. Pollack	179,679,103	3,262,445	101,544,343
Fred S. Ridley	165,757,772	17,183,776	101,544,343
Barry S. Sternlicht	172,147,458	10,794,090	101,544,343
Strauss Zelnick	177,484,495	5,457,053	101,544,343

Proposal 2 – Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
176,203,980	4,693,675	2,043,893	101,544,343

Proposal 3 – Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2026

For	Against	Abstentions
279,900,778	3,090,403	1,494,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2026	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Heather N. Bennett
	Name:	Heather N. Bennett
	Title:	General Counsel & Chief Compliance Officer